UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2021

Life Clips, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55697	46-2378100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29th Ave., Suite 700 - PMB# 348, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(800) 292-8991

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Life Clips, Inc., a Wyoming Corporation (“Life Clips”) for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by Life Clips with the U.S. Securities and Exchange Commission (“SEC”) on August 26, 2021 (the “Original Form 8-K”) in connection with the completion of the acquisition of Belfrics Holdings Limited and its related entities (collectively “Belfrics”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 2.01. Completion of Acquisition or Disposition of Assets

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K filed with the SEC on August 26, 2021, regarding the purchase of Belfrics Holdings Limited and its related entities (collectively “Belfrics”). The purpose of this Amendment is to file the financial statements of Belfrics and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Belfrics financial statements as of and for the two (2) years ended, the related notes, and the related reports of independent accounting firms, as set forth in their report thereon, are incorporated herein by reference as Exhibit 99.1 hereto.

Belfrics unaudited consolidated financial statements as of June 30, 2021 and September 30, 2021, incorporated herein by reference as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Belfrics Acquisition, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2021 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 and for the six months ended June 30, 2021 and the related notes, are incorporated herein by reference as Exhibit 99.3 hereto.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisitions occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisitions.

Exhibit No.	Exhibit Description

10.1	Amended and Restated Acquisition Agreement
99.1	Audited Financial Statements of Belfrics

Sr.No.	Company	Auditor	For the years ended

1	Belfrics Global PTE Ltd	J Corporate Accountants Public Accountants and Chartered Accountants 18 Lorong Abu Talib Singapore 456855	December 31, 2020	June 30, 2019 Unaudited Report

2	Belfrics BT Pvt Ltd	M. AHMED & ASSOCIATES Chartered Accountants http://www.mahmedassociates.in	March 31, 2021	March 31, 2020

3	Belfrics Cryptex Pvt Ltd	M. AHMED & ASSOCIATES Chartered Accountants http://www.mahmedassociates.in	March 31, 2021	March 31, 2020

4	Belfrics Tanzania Ltd	MKUKI CONSULTANTS Certified Public Accountants P.O. Box 1827, Dar es Salaam	December 31, 2020	December 31, 2019

5	Belfrics Malaysia SDN BHD	CHENGCO PLT Chartered Accountants https://chengco.asia	December 31, 2020	June 30, 2019

6	Belfrics Nigeria Pvt Ltd	Logic Professional Services Chartered Accountants https://www.lpsng.com/#aboutus	December 31, 2020	December 31, 2019

7	Belfrics BT SDN BHD	CHENGCO PLT Chartered Accountants https://chengco.asia	December 31, 2020	December 31, 2019

8	Belfrics Holding Ltd	PFK Malaysia of PKF International Limited Accountants & business advisers http://pkfmalaysia.com	December 31, 2020	December 31, 2019

9	Belfrics Academy SDN BHD	CMK and PFK Malaysia of PKF International Limited Accountants & business advisers http://pkfmalaysia.com	December 31, 2020	June 30, 2019

10	Belfrics International Ltd	PFK Malaysia of PKF International Limited Accountants & business advisers http://pkfmalaysia.com	December 31, 2020	December 31, 2019

11	Incrypts SDN BHD	CHENGCO PLT Chartered Accountants https://chengco.asia	December 31, 2020	December 31, 2019

12	Belfrics Kenya Pvt. Ltd	Odhiambo Ochieng & Company Certified Public Accountants KUSI LANE, PARKLANDS-NAIROBI P.O.BOX 27220 - 100 NAIROBI	December 31, 2020	December 31, 2019

13	Belfrics Europe SL	ECIJA & ASOCIADOS ABOGADOS BARCELONA, S.L.,	December 31, 2020	December 31, 2019
		Av. Diagonal, 458, planta 8ª 08006 Barcelona ·T +34 933 808 255	(no requirement to audit since yet to commence operations)

99.2	Unaudited Consolidated Financial Statements of Belfrics for the year ended June 30, 2021 and the period ending September 30, 2021
99.3	Unaudited Pro Forma Combined Financial Information of Life Clips and Belfrics
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Dated: December 8, 2021	/s/ Victoria Rudman
Victoria Rudman, Chief Financial Officer (Principal Financial and Accounting Officer)